UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2019

NEVADA GOLD & CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

711 Powell Ave. SW, Suite 100
Renton, WA		98057
(Address of principal executive offices)		(Zip Code)

(425) 264-1050

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.12 par value	UWN	New York Stock Exchange Market

INTRODUCTORY NOTE

On June 14, 2019, pursuant to the terms of the Agreement and Plan of Merger, dated as of September 18, 2018 (“Agreement and Plan of Merger”), as amended by Amendment No. 1 to Agreement and Plan of Merger (“Amendment No. 1”) dated as of November 29, 2018, and as further amended by Amendment No. 2 to Agreement and Plan of Merger (“Amendment No. 2”) dated as of March 20, 2019 (as so amended, the “Merger Agreement”), by and among Nevada Gold & Casinos, Inc., a Nevada corporation (the “Company”), Maverick Gold LLC (f/k/a Maverick Casinos LLC), a Nevada limited liability company (“Parent”), and Maverick Casinos Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent. Parent is managed and majority owned by Eric Persson.

Item 2.01                Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 3.03, 5.01, 5.02, and 5.03 of this report is incorporated herein by reference.

On June 14, 2019, Parent completed the acquisition of the Company through the Merger.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of the Company’s common stock (each a “Company Share”), other than shares owned by Parent, Merger Sub, or any wholly-owned subsidiary of the Company, or held in the Company’s treasury, was cancelled and converted into the right to receive $2.559333 per share in cash, without interest (the “Merger Consideration”) and net of any taxes required to be withheld therefrom.

Each option to purchase Company Shares that was outstanding as of the Effective Time (whether vested or unvested) was cancelled in exchange for the right to receive the excess of the Merger Consideration over the exercise price of such option, less any taxes required to be withheld therefrom. Restricted stock and restricted stock units that were not vested immediately prior to the Effective Time were automatically fully vested and free of any restrictions immediately prior to the Effective Time, and treated as Company Shares for all purposes of the Merger Agreement, including the right to receive the Merger Consideration, subject to applicable withholdings.

The aggregate Merger Consideration was approximately $44.271 million, which was funded through equity financing from Eric Persson and certain other investors and debt financing.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Agreement and Plan of Merger, which is incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 18, 2018, (ii) Amendment No. 1, which is incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 30, 2019, and (iii) Amendment No. 2, which is incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 21, 2019.

Item 3.01               Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Items 2.01 and 3.03 of this report is incorporated herein by reference.

On June 14, 2019, in connection with the consummation of the Merger, the Company notified the NYSE American LLC (“NYSE American”) of the consummation of the Merger and requested that the trading of the Company Shares on NYSE American be suspended and that the listing of the Company Shares on NYSE American be withdrawn. In addition, the Company requested that NYSE American file with the Securities and Exchange Commission (the “SEC”) a notification on Form 25 to report the delisting of the Company Shares from NYSE American and to deregister the Company Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Following the effectiveness of the Form 25, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Company Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13(a) and 15(d) of the Exchange Act with respect to the Company Shares. Once such measures become effective, the Company will no longer be required to prepare and file public reports and will cease to file reports with the SEC.

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01 and 5.03 is incorporated herein by reference.

At the Effective Time, each issued and outstanding Company Share, other than shares owned by Parent, Merger Sub, or any wholly-owned subsidiary of the Company, or held in the Company’s treasury, was converted into the right to receive the Merger Consideration, whereupon all such Company Shares were cancelled and ceased to exist, and each holder of such Company Shares ceased to have any rights with respect thereto, except the right to receive the Merger Consideration to be paid in consideration therefor in accordance with the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03, and 5.02 of this report is incorporated herein by reference.

On June 14, 2019, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent. Parent is managed and majority owned by Eric Persson. The aggregate Merger Consideration was approximately $44.271million, which was funded through equity financing from Eric Persson and certain other investors and debt financing.

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Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated herein by reference.

As of the Effective Time, in accordance with the terms of the Merger Agreement, William J. Sherlock, Frank Catania, William G. Jayroe, Rudolph K. Kluiber, Shawn W. Kravetz, and Francis M. Ricci resigned from the Board of Directors of the Company and all Board committees on which they serve.

As of the Effective Time, in accordance with the terms of the Merger Agreement, the directors of Merger Sub, immediately prior to the Effective Time became the directors of the surviving corporation until their respective successors are duly elected and qualified or until their earlier death, resignation, or removal.

In addition, in connection with the Merger, effective immediately prior to the Effective Time, Michael P. Shaunnessy, Chief Executive Officer of the Company, James D. Meier, Vice President, CFO and Secretary of the Company, Victor H. Mena, Vice President of Washington Operations of the Company, and Ernest E. East, Vice President, General Counsel and Compliance Officer, resigned from their positions with the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated herein by reference.

On June 14, 2019, pursuant to the terms of the Merger Agreement, at the Effective Time, the articles of incorporation of the Company as in effect immediately prior to the Effective Time were amended and restated as set forth in the Second Amended and Restated Articles of Incorporation filed as Exhibit 3.1 to this report and incorporated herein by reference, and the bylaws of the Company as in effect immediately prior to the Effective Time were amended and restated as set forth in the Second Amended and Restated Bylaws filed as Exhibit 3.2 to this report and incorporated herein by reference.

Item 8.01	Other Events.

On June 14, 2019, the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Articles of Incorporation of the Company dated June 14, 2019

3.2	Second Amended and Restated Bylaws of the Company dated June 14, 2019

99.1	Press Release of the Company dated June 14, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2019

NEVADA GOLD & CASINOS, INC.

By:	/s/ Eric Persson
Name: Eric Persson
Title: President

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EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amended and Restated Articles of Incorporation of the Company dated June 14, 2019

3.2	Second Amended and Restated Bylaws of the Company dated June 14, 2019

99.1	Press Release of the Company dated June 14, 2019